Exhibit 99.2

Advent Software, Inc. Second Quarter 2013 Earnings Highlights July 29, 2013 Advent Investor Relations Contact: InvestorRelations@advent.com

ADVS Forward-Looking Statements The financial projections under Financial Guidance, and statements regarding our momentum and market opportunities, and any other forward-looking statements included in this presentation reflect management's best judgment based on factors currently known and involve risks and uncertainties; our actual results may differ materially from those discussed here. These risks and uncertainties include: potential fluctuations in new contract bookings, renewal rates, operating results and future growth rates; continued market acceptance of our products; the successful development, release and market acceptance of new products and product enhancements; uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements; difficulties in achieving organizational objectives and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2012 annual report on Form 10-K. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ADVS Q213 Highlights Annual Contract Value (ACV) from term license, Advent OnDemand, and Black Diamond contracts was $6.7M for Q2; YTD is $15.3M, increase of 5% over prior year Record quarterly revenue of $96.1M; 7% increase over prior year 17% of revenue was from international sources 92% of revenue was categorized as recurring Non-GAAP Operating Income of $31.0M, or 32.3% of revenue Non-GAAP EPS of $0.37; increase of 56% over prior year Adjusted EBITDA of $27.6M; increase of 18.7% over prior year Operating cash flows of $21.9M; 47% increase over prior year Initially reported renewal rate of 94%; highest level since Q4’11

ADVS Q213 Financial Highlights Metric Q212 Q213 $ +/- % +/- Annual Contract Value ($M) $7.2 $6.7 ($0.5) (7%) Revenue ($M) $89.7 $96.1 $6.4 7% Operating Cash Flow ($M) $14.9 $21.9 $6.9 47% GAAP Operating Margin 13.4% (6.1%) (19.5pts) (145%) GAAP Diluted EPS $0.14 ($0.08) ($0.22) (159%) Non-GAAP Operating Margin1 22.3% 32.3% 10.0pts 45% Adjusted EBITDA ($M) $23.3 $27.6 $4.4 19% Non-GAAP Diluted EPS1 $0.24 $0.37 $0.13 56% 1 See reconciliation of GAAP to Non-GAAP measures on slide #13 * Totals, $+/- and % +/ - may not recalculate due to rounding

ADVS Annual Contract Value ($ in millions) $28 $28 $25 * Totals, $+/- and % +/- may not recalculate due to rounding

ADVS Deferred Revenue and Backlog ($ in millions) Deferred revenue represents invoiced bookings, not yet recognized as revenue Backlog represents contractual bookings, not yet invoiced (disclosed annually)

ADVS Revenue ($ in millions) Q2 2013 revenue was 83% domestic, 17% international Q2 2013 revenue was 92% recurring, 8% non-recurring $192 $238 +24% +18% +9% * Totals, $+/- and % +/ - may not recalculate due to rounding +9% +15% $326 $359 +10%

ADVS Deferred Revenue by Type ($ in millions) $111 $141 $146 * Totals, $+/- and % +/ - may not recalculate due to rounding $154 $175

ADVS Operating Cash Flow ($ in millions) $58 $70 $72 Quarterly continuing operations data unavailable prior to 2008 * Totals, $+/- and % +/- may not recalculate due to rounding

ADVS Q213 Revenue Components ($ in millions) Q212 Q213 $ +/- % +/- Recurring $80.9 $88.3 $7.3 9% Term License Revenue $39.8 $45.0 $5.3 13% Perpetual Maintenance $16.6 $16.3 ($0.3) (2%) Other Recurring 1 $24.5 $26.9 $2.4 10% Non-Recurring $8.8 $7.9 ($0.9) (10%) Total Revenue $89.7 $96.1 $6.4 7% 1 Includes OnDemand, Data Services, Black Diamond, and asset based fees. * Totals, $+/- and % +/ - may not recalculate due to rounding

ADVS Renewal Rates Definition: blended rate (term and perpetual), one quarter in arrears, based on cash collections (initial rate as disclosed and final rate when collection is complete) Renewal Rate Calculation Annual $ paid for coming year (one qtr. in arrears) Annual $ paid for preceding year

Guidance Q313 FY13 Operating Measures: Total Revenue ($M) $93M - $95M $375M - $379M GAAP Operating Margin 10.0% - 10.5% Amortization (% of revenue) 3.0% Stock Compensation Expense (% of revenue) 13.0% Recapitalization Costs (% of revenue) 1.5% Restructuring Charge (% of revenue) 1.0% Non-GAAP Operating Margin * 28.5% - 29.0% Tax and Cash Measures: Effective Tax Rate (GAAP) 30% – 35% Effective Tax Rate (Non-GAAP) 35% Operating Cash Flow ($M) $93M - $97M Capital Expenditures, incl. cap’d SW devel. ($M) $10M - $12M ADVS 2013 Guidance *See reconciliation of GAAP to Non-GAAP guidance on slide #14

Q213 Reconciliation of GAAP to Non-GAAP Amount % of Net Revenues Amount % of Net Revenues GAAP gross margin 65,727 $ 68.4% 58,395 $ 65.1% Amortization of acquired intangibles 1,883 1,901 Stock-based compensation 3,036 874 Non-GAAP gross margin 70,646 $ 73.5% 61,170 $ 68.2% GAAP operating (loss) income (5,849) $ -6.1% 12,063 $ 13.4% Amortization of acquired intangibles 2,836 2,857 Stock-based compensation 27,189 5,084 Restructuring charges (benefit) 801 (34) Recapitalization costs 6,041 - Non-GAAP operating income 31,018 $ 32.3% 19,970 $ 22.3% GAAP net (loss) income (4,155) $ 7,197 $ Amortization of acquired intangibles 2,836 2,857 Stock-based compensation 27,189 5,084 Restructuring charges (benefit) 801 (34) Recapitalization costs 6,692 - Income tax adjustment (1) (13,642) (2,645) Non-GAAP net income 19,721 $ 12,459 $ GAAP net (loss) income (4,155) $ 7,197 $ Net interest 1,351 457 (Benefit) provision for income taxes (3,024) 4,063 Depreciation expense 2,920 2,943 Amortization expense 3,352 3,529 Stock-based compensation 27,189 5,084 Adjusted EBITDA 27,633 $ 23,273 $ Diluted net income (loss) per share GAAP (0.08) $ 0.14 $ Non-GAAP 0.37 $ 0.24 $ Shares used to compute GAAP diluted net (loss) income per share 51,639 52,977 Shares used to compute Non-GAAP diluted net income per share 53,772 52,977 (1) The estimated non-GAAP effective tax rate was 35% for the three months ended June 30, 2013 and 2012, respectively, and has been used to adjust the provision for income taxes for non-GAAP net income and non-GAAP diluted net income per share purposes. 2013 2012 ADVENT SOFTWARE, INC. RECONCILIATION OF SELECTED CONTINUING OPERATIONS' GAAP MEASURES TO NON-GAAP MEASURES (In thousands, except per share data) (Unaudited) To supplement our condensed consolidated financial statements presented in accordance with generally accepted accounting principles in the United States of America (or GAAP), Advent uses non-GAAP measures of continuing operations' gross margin, operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, income, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Three Months Ended June 30

Reconciliation of GAAP to Non-GAAP Guidance Projected GAAP 10.0% to 10.5% Projected amortization of acquired developed technology and other acquired intangible asset adjustment 3.0% Projected stock-based compensation adjustment 13.0% Projected restructuring charge adjustment 1.0% Projected recapitalization costs 1.5% Projected non-GAAP 28.5% to 29.0% Twelve Months Ending December 31, 2013 Continuing Operations Operating Income % ADVENT SOFTWARE, INC. RECONCILIATION OF PROJECTED CONTINUING OPERATIONS' GAAP OPERATING INCOME % TO NON-GAAP OPERATING INCOME % (Preliminary and unaudited) Advent provides projections for the non-GAAP measure of its continuing operations' operating income percentage. This non-GAAP measure excludes certain costs, expenses, gains and losses which we believe is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. Adjustments to our projected continuing operations' GAAP results are made with the intent of providing management and investors a more complete understanding of Advent's underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.